EX. 32.1

             CERTIFICATION BY PRESIDENT AND CHIEF EXECUTIVE OFFICER, JAMES E. OLIVE, PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Quarterly Report of iCarbon Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, James E. Olive, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SEC. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.



Dated: September 13, 2006



                                         /s/ James E. Olive
                                         --------------------------------
                                         James E. Olive
                                         President and
                                         Chief Executive Officer